UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Transaction Agreement

On May 16, 2025, Forward Industries, Inc. (the “Company”) and Forward Industries (IN), Inc., a wholly-owned subsidiary of the Company entered into a Transaction Agreement (the “Agreement”) with Forward Industries (Asia-Pacific) Corporation (“FC”), a company owned by Terence Wise, who at the time served as the Company’s Chairman of the Board of Directors (“Board”) and Chief Executive Officer. Pursuant to the Agreement, the Company sold its wholly-owned subsidiary, Forward Industries (Switzerland) GmbH and certain other assets related to the Company’s discontinued Original Equipment Manufacturer business to FC to satisfy outstanding payables of $4,100,000 due to FC under that certain Buying Agency and Supply Agreement between the Company and FC (the “Agency Agreement”). Additionally, as part of the Agreement, (i) the Company and FC terminated the Agency Agreement and (ii) the Company and FC extended the maturity date of that certain Promissory Note dated January 18, 2018 (as amended) issued by the Company to FC to December 31, 2025. The Company paid $200,000 to FC at closing and agreed to make additional cash payments of $150,000 on each of July 31, 2025, August 29, 2025 and September 30, 2025.

The Agreement was approved by a Special Committee of the Board (“Special Committee”), comprised of directors who were both independent and disinterested directors, established to evaluate the transaction. To assist with the process, the Special Committee engaged legal counsel and CoView Capital, Inc. (“CoView”), as its exclusive financial adviser. In connection with the transaction, CoView approached numerous potential alternative acquirers who declined to provide an offer for the business and delivered a written opinion to the Special Committee, dated May 16, 2025, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the methodologies employed in preparing the opinion, the consideration to be paid in the transaction was fair, from a financial point of view, to the Company’s shareholders.

Equity Line of Credit Agreements

On May 16, 2025, the Company entered into a Securities Purchase Agreement (the “ELOC Agreement”) with C/M Capital Master Fund, LP (the “Purchaser”). Pursuant to the ELOC Agreement, the Company agreed to sell, and the Purchaser agreed to purchase, up to $35 million (the “Available Amount”) of the Company’s common stock, par value $0.01 per share (the “Purchase Shares”), subject to a sale limit of 19.99% of the outstanding shares of the Company’s common stock in accordance with the rules of The Nasdaq Stock Market, LLC.

The transactions contemplated by the ELOC Agreement are subject to the Company registering the Purchaser’s resale of the Purchase Shares on a registration statement to be filed with the Securities and Exchange Commission (the “SEC”). Concurrent with the execution of the ELOC Agreement, the Company entered into a registration rights agreement with the Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-1 with the SEC covering the resale of the shares of common stock sold under the ELOC, on or before the 30th calendar day following the date of the Registration Rights Agreement and to use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC at the earliest practicable date, subject to limited exceptions described therein. The registration rights granted under the Registration Rights Agreement are subject to certain conditions and limitations and are subject to customary indemnification and contribution provisions.

In connection with entering into the ELOC Agreement, the Company agreed to immediately issue to the Purchaser, 24,929 shares of common stock as commitment shares and, thereafter an amount of shares equal to 1% of the Available Amount, which shall be issued in a pro rated fashion simultaneously with the delivery of any and all Purchase Shares purchased under the ELOC Agreement.

The Company does not have a right to commence any sales of common stock to the Purchaser under the ELOC Agreement until the time when all of the conditions to the Company’s right to commence sales of Purchase Shares to the Purchaser set forth in the ELOC Agreement have been satisfied, including that a registration statement covering the resale of the Purchase Shares is declared effective by the SEC and the final form of prospectus contained therein is filed with the SEC (the “Commencement Date”).

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At any time from and after the Commencement Date, on any business day on which the previous business day’s closing sale price of common stock was equal to or greater than $1.00 (the “Purchase Date”), the Company may direct the Purchaser to purchase a specified number of shares of common stock (a “Fixed Purchase”) not to exceed on any single business day the lesser of (i) $400,000 of shares of common stock or (ii) 10,000 shares of common stock, at a purchase price equal to the lesser of 95% of (i) the lowest sale price of the common stock on the trading day immediately prior to such applicable Purchase Date or (ii) the daily volume weighted average price of the common stock for the five trading days immediately preceding the applicable Purchase Date for such Fixed Purchase.

In addition, at any time from and after the Commencement Date, on any business day on which the previous business day’s closing sale price of the common stock is equal to or greater than $1.00 and such business day is also the Purchase Date for a Fixed Purchase of an amount of shares of common stock not less than the applicable Fixed Purchase Maximum Amount (as defined in the ELOC Agreement) (the “VWAP Purchase Date”), the Company may also direct the Purchaser to purchase an additional number of shares of common stock (a “VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing price of a share of common stock on the trading day immediately prior to such applicable Purchase Date and (ii) the lowest sale price on the VWAP Purchase date.

At any time from and after the Commencement Date, on any business day that is also the VWAP Purchase Date for a VWAP Purchase, we may also direct the Purchaser to purchase, on such same business day (the “Additional VWAP Purchase Date”), an additional number of shares of common stock (an “Additional VWAP Purchase”) at a purchase price equal to the lesser of 95% of (i) the closing price of a share of common stock on the business day immediately prior to such applicable Purchase Date and (ii) the lowest sale price of the common stock during the Additional VWAP Purchase Period (as defined in the ELOC Agreement) on the applicable Additional VWAP Purchase Date.

If the Company makes certain issuances of its securities within a specified period of time after a Purchase Date and such securities are issued at prices (the “New Issuance Price”) less than the prices to be paid by the Purchaser in such Fixed Purchase, VWAP Purchase or Additional VWAP Purchase, the purchase price for such applicable Fixed Purchase, VWAP Purchase and Additional VWAP Purchase would be reduced to the New Issuance Price, subject to the terms and conditions set forth in the ELOC Agreement.

Under the ELOC Agreement, in no event may the aggregate amount of Purchase Shares submitted in any single or combination of VWAP Purchase notices and/or Additional VWAP Purchase notices on a particular date require a payment from the Purchaser to us that exceeds $2,000,000, unless such limitation is waived by the Purchaser.

In the ELOC Agreement, the Purchaser represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Purchaser in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing descriptions of the Agreement, the ELOC Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.4 and 10.5, respectively, and each of which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 1.02 Termination of a Material Definitive Agreement.

The information contained above in Item 1.01 regarding the termination/expiration of the Agency Agreement is hereby incorporated into this Item 1.02.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the issuance of 24,929 commitment shares is hereby incorporated by reference into this Item 3.02.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Transaction Agreement, the Company and Terence Wise, who served as the Chief Executive Officer of the Company, the Chairman of the Board, and a director, effective May 16, 2025, entered into a Separation Agreement on May 16, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Wise resigned from all of his positions with the Company, including his positions as Chief Executive Officer, Chairman of the Board, and director. Mr. Wise’s resignation was not in connection with any known disagreement with the Company on any matter relating to its operations, policies, or practices. The Company thanks Mr. Wise for his service and contributions to the Company.

On May 16, 2025, the Company appointed Michael Pruitt as interim Chief Executive Officer, effective immediately. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, Mr. Pruitt formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as its Chairman and Chief Executive Officer. Since October 2020, Mr. Pruitt has been a member of the Board of Directors of IMAC Holdings, Inc. (OTCQB: BACK) and currently serves on its Compensation Committee and as Chair of its Audit Committee. Since July 2023, Mr. Pruitt has served as the Interim Chief Executive Officer of Amaze Holdings, Inc. (NYSE American: AMZW) (Formerly, Fresh Vine Wine, Inc.) (“Amaze”), a commerce platform company. Mr. Pruitt also has served as a director of Amaze since December 2021. Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt received a B.A. degree from Coastal Carolina University. Mr. Pruitt currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board. Mr. Pruitt is 65 years old.

There are no arrangements or understandings between Mr. Pruitt and any other persons, pursuant to which he was selected as Interim Chief Executive Officer, no family relationships among any of the Company’s directors or executive officers and Mr. Pruitt, and there are no related party transactions involving Mr. Pruitt that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment as interim Chief Executive Officer, Mr. Pruitt resigned from the Company’s Board.

Effective May 16, 2025, the Board appointed Keith Johnson as a director of the Company. Mr. Johnson has been appointed to serve on the Board’s Audit and Risk Committee, the Compensation Committee, and the Nominating and Governance Committee. The Company has determined that since the beginning of the Company’s last fiscal year through the date hereof, there have been no transactions, and there are currently no proposed transactions, between the Company and Mr. Johnson that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which Mr. Johnson was appointed as a director of the Company.

Additionally, on May 16, 2025, Sangita Shah was appointed as Chairperson of the Board, effective immediately. Ms. Shah has been a member of the Board since February 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Transaction Agreement, dated May 16, 2025, by and among Forward Industries, Inc., Forward Industries (IN), Inc. and Forward Industries (Asia-Pacific) Corporation
10.2	Separation Agreement, dated May 16, 2025, by and between Forward Industries, Inc. and Terence Wise
10.3	Promissory Note dated January 18, 2018 (as amended and extended through December 31, 2025), issued to Forward Industries (Asia-Pacific) Corporation
10.4	Securities Purchase Agreement (ELOC), dated May 16, 2025, by and between Forward Industries, Inc. and C/M Capital Master Fund, LP
10.5	Registration Rights Agreement (ELOC), dated May 16, 2025, by and between Forward Industries, Inc. and C/M Capital Master Fund, LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: May 22, 2025	By:	/s/ Michael Pruitt
Name: Michael Pruitt
Title: Interim Chief Executive Officer

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